                             THE VANTAGEPOINT FUNDS

 Supplement dated September 27, 2007 to the Statement of Additional Information dated May 1, 2007, as supplemented May 14, 2007 and May 22, 2007

     This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the
                      Statement of Additional Information.

The following should be read in conjunction with the information relating to Mr.
N. Anthony Calhoun found on page 29 of the Statement of Additional Information under the heading "Information About the Officers and Directors."

N. Anthony Calhoun now serves as Executive Deputy State Treasurer of the Commonwealth of Pennsylvania effective August 2007. Mr. Calhoun served as Secretary to Senate Finance/Minority, State of New York Legislature from January 2007 to August 2007.